MASTER REAFFIRMATION AND
AMENDMENT NO. 1 TO LOAN DOCUMENTS

THIS MASTER REAFFIRMATION AND AMENDMENT NO. 1 TO LOAN DOCUMENTS (this "Agreement") is made as of the 28th day of March, 2013, by and among HIGHER ONE, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (the "Agent").  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement described below.
W I T N E S S E T H:
            WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Credit Agreement dated as of October 16, 2012 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the "Credit Agreement");
WHEREAS, pursuant to the Credit Agreement, the Lenders have extended to the Borrower loans and other financial accommodations in an aggregate amount of up to $200,000,000 (the "Credit Facilities");
WHEREAS, as collateral security for all Obligations to the Lenders (including, without limitation, the Obligations arising under the Credit Facilities), the Borrower and each Guarantor has granted to the Agent for the ratable benefit of the Secured Parties a lien on and security interest in all of their respective assets pursuant to, and as more particularly described in, the Collateral Documents;

WHEREAS, in connection with the closing of the transactions contemplated by the Credit Agreement, the Borrower was required to provide certain deposit account and securities account control agreements on a post-closing basis as more particularly described in Section 6.14(c)  of the Credit Agreement (the "Post Closing Obligations"); and
WHEREAS, the Borrower and the Guarantors (collectively, the "Obligors") have requested that the Agent and the Lenders consent to (a) the extension of the time for delivery of the Post Closing Obligations until March 28, 2013, (b) the waiver of the requirement for a Qualifying Control Agreement with respect to the Share Repurchase Accounts (as defined below), and (c) the correction of a typographical error in the Credit Agreement, all as more particularly described below.
NOW, THEREFORE, in consideration of the premises set forth herein (which are incorporated herein as though fully set forth below, by this reference thereto) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:
1.            Acknowledgments, Affirmations and Representations and Warranties.
(a)            The Obligors acknowledge, affirm, represent and warrant that:

(b)            All of the statements contained herein are true and correct and that each understands that the Lenders and the Agent are relying on the truth and completeness of such statements to enter into this Agreement.
(i)            The Obligors are legally and validly indebted to the Lenders by virtue of the Credit Facilities and the Loan Documents to which they are a party and there is no defense, offset or counterclaim with respect to any of the Obligations of the Obligors under the Loan Documents or independent claim or action against the Lenders or the Agent of any kind or nature with respect to the Obligations existing as of the date hereof or any of the Loan Documents to which they are a party, any action previously taken or not taken by the Lenders or the Agent with respect thereto, or any Lien on Collateral in connection therewith to secure the Obligations.
(ii)            Each of the Obligors has the power and authority to enter into, and has taken all necessary corporate or company action to authorize, this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by each Obligor and is a valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms.
(iii)            All representations, warranties and covenants contained in, and schedules and exhibits to, the Credit Agreement, the Guaranty and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and are incorporated herein by reference and are hereby remade and reaffirmed.
(iv)            After giving effect to the amendments set forth herein, no Event of Default (howsoever defined) currently exists under the Credit Agreement, the Guaranty or any of the other Loan Documents and no condition exists which would constitute a default or an event of default (howsoever defined) under the Credit Agreement or any of the other Loan Documents but for the giving of notice or passage of time, or both.
(v)            There has been no event or circumstance since the date of the closing of the Credit Agreement on October 16, 2012 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
(vi)            The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of any Obligor's Organization Documents or any evidence of indebtedness, agreement or instrument of whatever nature to which any Obligor is a party or by which it is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon any Obligor.
(vii)            No consents, licenses or approvals are required in connection with the execution, delivery and performance by any of the Obligors and the validity against any of the Obligors of this Agreement other than those already obtained.

(viii)            The Obligors are not in default in the payment or performance of any other obligations or liabilities relating to Indebtedness to any other Person, including, without limitation, any other financial institution, and all payments due to any other creditors of any of the Obligors are current and not past due.

2.            Amendments to Credit Agreement and other Loan Documents; Matters Re: Perfection Certificates.
(a)            Any and all references in any Loan Document to the Credit Agreement (howsoever defined) shall mean the Credit Agreement, as amended and modified by this Agreement.
(b)            Section 1.01 of the Credit Agreement, entitled "Defined Terms," is hereby amended to add the following defined terms in the appropriate alphabetical placement:
"Low Balance Account" means a deposit account: (a) which is not (i) a Share Repurchase Account, (ii) any Loan Parties' primary operating or deposit account, or (iii) an account identified on Schedule 5.21(d)(i) or in any Perfection Certificate which was in existence prior to October 16, 2012 (other than the U.S. Bank National Association account with an account number ending in 71798), and (b) with an account balance which when combined with the account balances in all other Low Balance Accounts does not exceed $200,000 in the aggregate at any time.
"Perfection Certificate" means the Perfection Certificate of each Obligor dated as of October 16, 2012, as the same may be supplemented, modified, amended or restated from time to time, and "Perfection Certificates" means, collectively, all of the Perfection Certificates.
"Share Repurchase Accounts" means, collectively, the deposit accounts more particularly described on Schedule 1.01(d) hereto.
"US Bank Deposit Accounts" means the deposit accounts maintained by Higher One Real Estate SP, LLC at U.S. Bank National Association as more particularly described on Schedule 6.14(c) hereto which are presently subject to a security interest in favor of Consortium America XLII, LLC.
(c)            The definition of "Consolidated Funded Indebtedness" set forth in Section 1.01 of the Credit Agreement, entitled "Defined Terms," is hereby amended by deleting the words "Subordinated Liabilities" set forth therein and by substituting therefor the words "Subordinated Debt".
(d)            Section 6.14(c) of the Credit Agreement entitled "Account Control Agreements" is hereby amended and restated in its entirety as follows:
" (c) Account Control Agreements. None of the Loan Parties shall open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than  (a) deposit accounts that are maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (b) securities accounts that are maintained at all times with financial institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, and (c) deposit accounts established solely as payroll and other zero balance accounts and such accounts are held at Bank of America; provided, however, that notwithstanding the forgoing, with respect to any deposit or other securities account of any Loan Party in existence as of October 16, 2012 which is not maintained with the Administrative Agent, any Qualifying Control Agreement otherwise required to be delivered pursuant to the terms hereof may be delivered by the applicable Loan Party on or before March 28, 2013 (unless a longer period is otherwise agreed to in writing by the Administrative Agent); and provided further, however, that notwithstanding the forgoing, so long as no Default or Event of Default shall have occurred and be continuing, the Loan Parties shall not be required to provide Qualifying Control Agreements with respect to any Share Repurchase Account, any Low Balance Account, or any US Bank Deposit Accounts."
(e)            Article VI of the Credit Agreement entitled, "AFFIRMATIVE COVENANTS"  is hereby amended to add a new Section at the end of such Article VI (immediately after Section 6.15) as follows:
" Section 6.16  Use of Share Repurchase Accounts. Holdings (and each other Loan Party, if applicable) shall use the Share Repurchase Accounts solely for the purpose of funding the repurchase of capital stock of Holdings in connection with a Permitted Initial Share Repurchase or a Permitted Subsequent Share Repurchase and for no other purpose for any reason whatsoever.
(f)            Article VII of the Credit Agreement entitled, "NEGATIVE COVENANTS" is hereby amended to add a new Section at the end of such Article VII (immediately after Section 7.15) as follows:
"Section 7.16 Share Repurchase Accounts and US Bank Deposit Accounts. At any time:
(a) with regard to the Share Repurchase Accounts, permit the aggregate account balances in all Share Repurchase Accounts to exceed the greater of: (i) $50,000, or (ii) that amount which Holdings is then currently committed to pay to repurchase its capital stock in connection with a Permitted Initial Share Repurchase or a Permitted Subsequent Share Repurchase; provided, however, that: (x) in the event that any monies deposited in or transferred to a Share Repurchase Account are not used for a Permitted Initial Share Repurchase or a Permitted Subsequent Share Repurchase within ten (10) Business Days from the date on which such funds were transferred or deposited into any such Share Repurchase Account, all such unused amounts shall be immediately transferred to a deposit account or a securities account which is subject to a Qualifying Control Agreement (unless such transfer would result in an aggregate account balance among all Share Repurchase Accounts of less than $50,000, in which event the amount required to be transferred shall be reduced to an amount which would permit up to $50,000 to be retained in such Share Repurchase Accounts in the aggregate), and (y) upon the occurrence of a Default or an Event of Default which is continuing, in addition to any other rights and remedies of the Agent and Lenders hereunder or under any other Loan Document or at law: no further amounts may be transferred to or deposited into any Share Repurchase Account; the Borrower shall immediately close such Share Repurchase Accounts; and any and all amounts in the Share Repurchase Accounts shall be immediately transferred to a deposit account or a securities account which satisfies the requirements of clause (a) or (b) of Section 6.14(c), as applicable.
(b)  with regard to the US Bank Deposit Accounts (i) permit the balances in either of the US Bank Deposit Accounts as disclosed in the Perfection Certificate of Higher One Real Estate SP, LLC dated as of October 16, 2012 to be increased, or (ii) permit any Loan Party to advance, deposit or otherwise transfer any additional funds into the US Bank Deposit Accounts, provided, however, that upon satisfaction of the obligations owing to Consortium America XLII, LLC which are secured by the US Bank Deposit Accounts, (x) the applicable Loan Parties shall provide to the Administrative Agent a Qualifying Control Agreement with respect to the US Bank Deposit Accounts or (y) all amounts in the US Bank Deposit Accounts shall be immediately transferred to a deposit account or a securities account which satisfies the requirements of clause (a) or (b) of Section 6.14(c), as applicable."
(g)            The Credit Agreement is amended by adding in numerical order as Schedule 1.01(d) thereto, the Schedule attached hereto as Schedule A.
(h)            The Credit Agreement is amended by adding in numerical order as Schedule 6.14(c) thereto, the Schedule attached hereto as Schedule B.
(i)            The Borrower hereby represents and warrants that the following bank accounts identified on the Borrower's Perfection Certificate have been closed: (a) the bank account maintained with Comerica Bank with the last five digits of its account number being 42991, and (b) the bank account maintained with Comerica Bank with the last five digits of its account number being 43296. Section 11 of the Borrower's Perfection Certificate entitled "Bank Accounts" is hereby amended by deleting these two accounts from the list of bank accounts set forth therein.
(j)            Higher One Holdings, Inc., hereby represents and warrants that the following bank accounts identified on Higher One Holdings, Inc.'s Perfection Certificate have been closed: (a) the bank account maintained with Morgan Stanley with the last five digits of its account number being 78NP2, and (b) the bank account maintained with UBS with the last five digits of its account number being 21348. Section 11 of Higher One Holdings, Inc.'s Perfection Certificate entitled "Bank Accounts" is hereby amended by deleting these two accounts from the list of bank accounts set forth therein. In addition, Higher One Holdings, Inc. hereby represents and warrants that the Liquidnet bank account number identified on Higher One Holdings, Inc.'s Perfection Certificate was incorrect and that the correct number for such account includes "W29" at the end of the account number set forth on such Perfection Certificate. The Higher One

(k)            Holdings, Inc. Perfection Certificate is hereby further amended to include "W29" at the end of the Liquidnet account number.

3.            Reaffirmation of Obligors; Representations of Obligors.  The Obligors, as makers, debtors, assignors, obligors, guarantors, or in other similar capacity in which they incur obligations to the Agent or the Lenders under any of the Loan Documents or otherwise, hereby ratify and reaffirm all of their respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which they are a party and, to the extent they granted liens or mortgages on or security interests in any of their properties pursuant to any Collateral Document as security for the Obligations under or with respect to the Credit Agreement and the other Loan Documents, hereby ratify and reaffirm such grant of liens, mortgages and security interests and confirm and agree that with respect to liens and security interests on any right, title and interest of the Obligors in any personal property granted pursuant to a security agreement or otherwise, such liens and security interests hereafter secure all of the Obligations, including without limitation, the Obligations arising under the Revolving Loans, in each case as if each reference in such Collateral Document to the obligations secured thereby are construed to hereafter mean and refer to such Obligations (including, without limitation, the Revolving Loans) under the Credit Agreement and other Loan Documents, as hereby amended. Each Guarantor acknowledges, affirms and agrees that all Obligations of the Borrowers to the Lenders and the Agent have been guaranteed by such Guarantors pursuant to the terms of the Guaranty, including, those Obligations arising under the Revolving Loans. The Obligors acknowledge that each of the Loan Documents to which they are a party remain in full force and effect, continue to apply to the Obligations, including, but not limited to, the Obligations arising under the Revolving Loans, and are hereby ratified and confirmed. The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of the Lenders or the Agent nor constitute a waiver of any provision of any of the Loan Documents. The Obligors agree and acknowledge that this Agreement shall be deemed a Loan Document.

4.            Conditions to Effectiveness. The effectiveness of this Agreement is subject to the prior satisfaction of the following conditions precedent:
(a)            The representations and warranties of the Obligors contained herein shall be true and correct in all material respects unless qualified by materiality in which case such representations and warranties shall be true and correct.
(b)            There shall exist no Default or Event of Default.
(c)            The Obligors, the Agent and the Required Lenders shall have executed and delivered this Agreement, in form and substance reasonably satisfactory to Agent and the Required Lenders.
(d)            The Obligors shall have delivered to the Agent such other supporting documents and certificates as the Agent, the Lenders or their respective counsel may reasonably request.
For purposes of determining compliance with the conditions specified in this Section 4, the Agent's and any Lender's execution and delivery of this Agreement shall be deemed to constitute their approval and acceptance of, or its satisfaction with, each document or other matter required under this Section 4 to be approved by or acceptable or satisfactory to the Agent and/or any such Lender.

5.            Successors and Assigns.  This Agreement shall be binding upon the Obligors and upon their respective heirs, administrators, successors and assigns, and shall inure to the benefit of the Lenders and the Agent and their respective successors and assigns.  The successors and assigns of such Persons shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.
6.            Further Assurances. The Obligors hereby agree from time to time, as and when requested by the Agent or any of the Lenders, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or any of the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the Loan Documents.
7.            Fees and Expenses.  The Obligors agree to pay all legal fees and expenses of the Agent and the Lenders incurred in connection with the preparation, negotiation and execution of this Agreement and the other documents executed and/or delivered in connection herewith.
8.            Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.
9.            Merger.  This Agreement represents the final agreement of the Obligors and the Lenders with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements.
10.            Execution in Counterparts; Electronic Execution.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  For avoidance of doubt, the provisions set forth in Section 11.18 of the Credit Agreement regarding electronic execution and signatures shall apply to the execution of this Agreement.
11.            Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
12.            Governing Law.  This Agreement shall be governed by and construed with the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

HIGHER ONE, INC., as a Borrower
By:   /s/ Mark Volchek
Name: Mark Volchek
Title: CEO
HIGHER ONE HOLDINGS, INC., as a Guarantor
By:   /s/ Mark Volchek
Name: Mark Volchek
Title: CEO
HIGHER ONE REAL ESTATE, INC., as a Guarantor
By:   /s/ Mark Volchek
Name: Mark Volchek
Title: CEO
HIGHER ONE REAL ESTATE SP, LLC, as a Guarantor
By:   /s/ Mark Volchek
Name: Mark Volchek
Title: CEO
HIGHER ONE MACHINES, INC., as a Guarantor
By:   /s/ Mark Volchek
Name: Mark Volchek
Title:   Treasurer

[Signature Page (1) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

BANK OF AMERICA, N.A., as
 Administrative Agent
By:   /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

[Signature Page (2) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender
By: /s/ Christopher T. Phelan
Name:  Christopher T. Phelan
Title:  Senior Vice President

[Signature Page (3) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

RBS CITIZENS, N.A., as a Lender
By:   /s/ Marianne Stowell
Name:   Marianne Stowell
Title:   VP

[Signature Page (4) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

BANK OF MONTREAL – CHICAGO BRANCH, as a Lender
By:   /s/ Scott M. Ferris
Name: Scott M. Ferris
Title:                          Managing Director

[Signature Page (5) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

WEBSTER BANK, N.A., as a Lender
By: /s/ Michele L. Lynch
Name: Michele L. Lynch
Title: Vice President

[Signature Page (6) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

WELLS FARGO BANK, N.A., as a Lender
By:   /s/ Barbara A. Keegan
Name: Barbara A. Keegan
Title: Senior Vice President

[Signature Page (7) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

FIFTH THIRD BANK, as a Lender
By: /s/ Michelle Dawidziak
Name: Michelle Dawidziak
Title: Assistant Vice President

[Signature Page (8) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

SOVEREIGN BANK, N.A., as a Lender
By: /s/ Michael Silverman
Name: Michael Silverman
Title: Senior Vice President

[Signature Page (9) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Michelle Latzoni
Name:   Michelle Latzoni
Title: Authorized Signatory

[Signature Page (10) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

BARCLAYS BANK PLC, as a Lender
By: /s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

[Signature Page (11) to Master Reaffirmation and Amendment No. 1 to Loan Documents]

FIRST NIAGARA BANK, N.A., as a Lender
By: /s/ Dante Fazzina
Name:   Dante Fazzina
Title: Vice President

[Signature Page (12) to Master Reaffirmation and Amendment No. 1 to Loan Documents]